DIRECTOR FEE CONTINUATION AGREEMENT


         THIS AGREEMENT, made and entered into this ____ day of _________, 20__, by and between Gloucester County Federal Savings Bank, a bank organized and existing under the laws of the United States (hereinafter referred to as the "Bank"), and_______________, a member of the Board of Directors of the Bank (hereinafter referred to as the "Director").

                                   WITNESSETH:

         WHEREAS, it is the consensus of the Board of Directors (hereinafter referred to as the "Board") that the Director's services to the Bank in the past have been of exceptional merit and have constituted an invaluable contribution to the general welfare of the Bank and in bringing it to its present status of operating efficiency, and its present position in its field of activity;

         WHEREAS, the Director's experience, knowledge of the affairs of the Bank, reputation, and contacts are so valuable that assurance of the Director's continued services is essential for the future growth and profits of the Bank and it is in the best interests of the Bank to arrange terms of continued service for the Director so as to reasonably assure the Director's remaining in the Bank's service during the Director's lifetime or until the age of retirement;

         WHEREAS, it is the desire of the Bank that the Director's services be retained as herein provided;

         ACCORDINGLY, it is the desire of the Bank and the Director to enter into this Agreement under which the Bank will agree to make certain payments to the Director at retirement or the Director's beneficiary(ies) in the event of the Director's death pursuant to this Agreement;

         FURTHERMORE, it is the intent of the parties hereto that this Director Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Director, and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended ("ERISA"). The Director is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan; and

         NOW, THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained it is agreed as follows:

I.       SERVICE

         The Director is willing to continue to serve the Bank in such capacity and with such duties and responsibilities as may be assigned, and with such compensation as may be determined from time to time by the Board of Directors of the Bank. Neither this Agreement nor the payments of any benefits hereunder shall be construed as giving to the Director any right to be retained and or re-elected as a member of the Board of Directors of the Bank.

II.      FRINGE BENEFITS

         The fee continuation benefits provided by this Agreement are granted by the Bank as a fringe benefit to the Director and are not part of any fee reduction plan or an arrangement deferring a bonus or a fee increase. The Director has no option to take any current payment or bonus in lieu of these fee continuation benefits except as set forth hereinafter.

III.     RETIREMENT DATE AND NORMAL RETIREMENT

         A.       Retirement Date:
                  ---------------

                  The Director shall retire from active service with the bank effective the date of the annual meeting of the bank immediately following the Director's eightieth (80th) birthday, provided however a Director serving on April 27th 1987 is grandfathered. The Director may retire on or subsequent to the Director's sixty-fifth (65th) birthday if the Director has served the Bank for ten (10) full years from the date of first service, unless by action of the Board of Directors this period of active service shall be shortened or extended.

          B.      Normal Retirement Age:
                  ---------------------

                  Normal Retirement Age shall mean age eighty (80), or age sixty-five (65) or later if the Director has served the Bank for ten (10) full years from the date of first service with the Bank.

IV.      RETIREMENT BENEFIT AND POST-RETIREMENT DEATH BENEFIT

         For those Directors who have served the Bank on or prior to the Effective Date of this Agreement, upon said retirement, the Bank, commencing with the first day of the month following the date of such retirement, shall pay the Director one-hundred percent (100%) of an annual benefit equal to fifty percent (50%) of the average of the three
         (3) years highest Director's total compensation as recorded on the Director's 1099 prior to the Director's retirement. For those Directors who shall serve the Bank subsequent to the Effective Date of this Agreement, the Bank shall pay the Director the Director's vested percentage of the benefit set forth hereinabove. Said benefit shall be paid annually for a period of ten
         (10) years; provided, that if less than ten (10) such annual payments have been made prior to the death of the Director, the Bank shall at the sole discretion of the bank continue such annual payments to the individual(s) or entity(ies) the Director may have designated in writing and filed with the Bank until the full number of ten (10) annual payments have been made, or make the total amount of said payments due in a lump sum reduced to present value as set forth in Subparagraph XI (K) to said beneficiary(ies). In the absence of any effective beneficiary designation, any such amounts becoming due and payable upon the death of the Director shall be payable to the duly qualified executor or administrator of the Director's estate, if so appointed. Said payments due hereunder shall begin the first day of the second month following the decease of the Director, provided however in the absence of any effective beneficiary designation, if no executor or administrator is appointed, the bank shall not pay said death benefit until said appointment.

V.       DEATH BENEFIT PRIOR TO RETIREMENT

         In the event the Director should die while actively serving the Bank at any time after the date of this Agreement but prior to the Director attaining the Normal Retirement Age, the Bank will pay an annual benefit equal to fifty percent (50%) of the average of the three (3) years highest Director's total compensation as recorded on the Director's 1099 prior to the Director's death at the sole discretion of the bank in a lump sum reduced to present value as set forth in Subparagraph XI (K), or annually for a period of ten (10) years to the individual(s) or entity(ies) the Director may have designated in writing and filed with the Bank.. In the absence of any effective beneficiary designation, any such amounts becoming due and payable upon the death of the Director shall be payable to the duly qualified executor or administrator of the Director's estate, if so appointed. Said payments due hereunder shall begin the first day of the second month following the decease of the Director, provided however in the absence of any effective beneficiary designation, if no executor or administrator is appointed, the Bank shall not pay said death benefit until said appointment.

VI.      BENEFIT ACCOUNTING

         The Bank shall account for this benefit using the regulatory accounting principles of the Bank's primary federal regulator. The Bank shall establish an accrued liability retirement account for the Director into which appropriate reserves shall be accrued.

VII.     VESTING

         Director's interest in the benefits that are the subject of this Agreement shall be subject to an annual vesting percentage of ten percent (10%) for each full year of service with the Bank from the date of first service on the Board of the Bank (to a maximum of 100%).

VIII.    OTHER TERMINATION OF SERVICE

         Subject to Subparagraph VIII (i) hereinbelow, in the event that the service of the Director shall terminate prior to retirement as provided in Paragraph III (A), or by the Director's voluntary action, or by the Director's discharge or failure to be reelected, by the Bank without cause, then this Agreement shall terminate upon the date of such termination of service and the Bank shall pay to the Director as severance compensation an amount of money equal to the accrued balance of the Director's liability reserve account multiplied by the Director's cumulative vested percentage (Paragraph VII). This severance compensation shall be paid in ten (10) equal annual payments.

         In the event the Director's death should occur after such severance but prior to the completion of the annual payments provided for in this Paragraph VIII, the remaining installments, or a lump sum, at the sole discretion of the bank, shall be paid to the individual(s) or entity(ies) the Director may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, any such amounts shall be payable to the duly qualified executor or administrator of the Director's estate, if so appointed. Said payments due hereunder shall begin the first day of the second month following the decease of the Director, provided however in the absence of any effective beneficiary designation, if no executor or administrator is appointed, the bank shall not make any payment until said appointment.

                  (i) Discharge or Non Re-Election for Cause: In the event the Director shall be discharged or not re-elected for cause at any time, all benefits provided herein shall be forfeited. The term "for cause" shall mean any of the following that result in an adverse effect on the Bank: (i) negligence or neglect;
                  (ii) the commission of a felony, disorderly persons offense or misdemeanor involving moral turpitude, fraud, or dishonesty;
                  (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit. If a dispute arises as to payment of benefits premised upon whether a discharge or non re-election is "for cause," such dispute shall be resolved by arbitration as set forth in PARAGRAPH XII
                  (B). A determination by an arbitrator that a discharge or non re-election was not "for cause" shall govern the parties solely as to payment of benefits hereunder and shall not entitle the Director to be reinstated or re-elected to service on the board.

IX.      CHANGE OF CONTROL

         Change of Control shall be deemed to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank from the date of this Agreement. For the purposes of this Agreement, transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank, shall not be considered in determining whether there has been a change in control. Upon a Change of Control, if the Director subsequently suffers a Termination of Service (voluntary or involuntary), except for cause, then the Director shall receive the benefits in Paragraph IV herein upon attaining Normal Retirement Age (Subparagraph III [B]), as if the Director had been continuously serving the Bank until the Director's Normal Retirement Age.

X.       RESTRICTIONS ON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Director Plan. The Directors, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

         The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Director Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Director Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Director be deemed to have any lien or right, title or interest in or to any specific funding investment or assets of the Bank.

         For any Director who begins serving on the Board subsequent to the Effective Date of this Agreement, if the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

XI.      MISCELLANEOUS

         A.       Alienability and Assignment Prohibition:
                  ---------------------------------------

                  Neither the Director, nor the Director's surviving spouse, nor any other beneficiary(ies) under this Director Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or the Director's beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's obligations and liabilities pursuant to this agreement shall forthwith cease and terminate.

         B.       Binding Obligation of the Bank and any Successor in Interest:
                  ------------------------------------------------------------

                  The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Director Plan. This Director Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

         C.       Amendment or Revocation:
                  -----------------------

                  It is agreed by and between the parties hereto that this Director Fee Continuation Agreement may be amended or revoked at any time or times, in whole or in part, by the bank in its sole discretion. Upon a change of control as set forth in Paragraph IX herein, it is agreed by and between the parties hereto that this Director Fee Continuation Agreement may be amended or revoked any time or times, in whole or in part, only by the mutual written consent of the Director and the bank.

         D.       Gender:
                  ------

                  Whenever in this Director Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

         E.       Effect on Other Bank Benefit Plans:
                  ----------------------------------

                  Nothing contained in this Director Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         F.       Headings:
                  --------

                  Headings and subheadings in this Director Plan are inserted for reference and convenience only and shall not be deemed a part of this Director Plan.

         G.       Applicable Law:
                  --------------

                  The validity and interpretation of this Agreement shall be governed by the laws of the State of New Jersey.

         H.       12 U.S.C. ss. 1828(k):
                  ---------------------

                  Any payments made to the Director pursuant to this Director Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

         I.       Partial Invalidity:
                  ------------------

                  If any term, provision, covenant, or condition of this Director Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Director Plan shall remain in full force and effect notwithstanding such partial invalidity.

         J.       Present Value:
                  -------------

                  All present value calculations under this Agreement shall be based on the following discount rate:

                  Discount Rate:        The discount rate as used in the FASB 87
                                        calculations for the Director plan.

XII.     ERISA PROVISION

         A.       Named Fiduciary and Plan Administrator:
                  --------------------------------------

                  The "Named Fiduciary and Plan Administrator" of this Director Plan shall be Gloucester County Federal Savings Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Director Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Director Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B.       Claims Procedure and Arbitration:
                  --------------------------------

                  In the event a dispute arises over benefits under this Director Plan and benefits are not paid to the Director (or to the Director's beneficiary(ies) in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, it shall provide in writing within sixty (60) days of receipt of such claim its specific reasons for such denial, reference to the provisions of this Director Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

                  If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty
                  (60) days of the first claim denial. Claimants may review this Director Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. The Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

                  If claimants continue to dispute the benefit denial based upon completed performance of this Director Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration within six (6) months from the actual or calculated date of the final written review. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that unless otherwise agreed by mutual written consent of both parties, there shall be no other alternative dispute resolution in law or in equity other than binding arbitration and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted for determination. The arbitrator shall determine any award of attorney's fees or other costs of arbitration to the prevailing party.

         C. Where a dispute arises as to the Bank's discharge of the Director "for cause", such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder. A determination by an arbitrator that a discharge or non reelection was not "for cause" shall govern the parties solely as to payment of benefits and shall not entitle the Director to be reinstated or re-elected to service on the Board.

XIII.    EFFECTIVE DATE

         The Effective Date of this Agreement shall be January 1, 20___


           IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                                          GLOUCESTER COUNTY FEDERAL SAVINGS BANK
                                          Sewell, New Jersey




________________________            By: _________________________________
Attest                                  Title:



________________________                _________________________________
Witness                                 Director

                          BENEFICIARY DESIGNATION FORM
                        FOR THE DIRECTOR FEE CONTINUATION
                                 PLAN AGREEMENT

I.       PRIMARY DESIGNATION
         -------------------
         (You may refer to the beneficiary designation information prior to completion.)

         A.  Person(s) as a Primary Designation:
             ----------------------------------
             (Please indicate the percentage for each beneficiary.)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         B.  Estate as a Primary Designation:
             -------------------------------

         My Primary Beneficiary is The Estate of _______________________________

         as  set  forth  in  the  last will and testament dated the ________ day of ________________________, _______ and any codicils thereto.

         C.  Trust as a Primary Designation:
             ------------------------------

         Name of the Trust: ____________________________________________________

         Execution Date of the Trust: _______/_______/_______

         Name of the Trustee: __________________________________________________

         Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

         _______________________________________________________________________

         _______________________________________________________________________

         Is this an Irrevocable Life Insurance Trust? _______Yes      _______ No

         (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.      SECONDARY (CONTINGENT) DESIGNATION

         A.  Person(s) as a Secondary (Contingent) Designation:
             -------------------------------------------------
             (Please indicate the percentage for each beneficiary.)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         Name______________________ Relationship______________ /_______________%


         Address:_______________________________________________________________
                           (Street)              (City)          (State)   (Zip)

         B.  Estate as a Secondary (Contingent) esignation:
             ---------------------------------------------

         My Secondar Beneficiary is The Estate of ______________________________

         as  set  forth  in  the  last will and testament dated the ________ day of ________________________, _______ and any codicils thereto.

         C.  Trust as a Secondary (Contingent) Designation:
             ---------------------------------------------

         Name of the Trust: ____________________________________________________

         Execution Date of the Trust: _______/_______/_______

         Name of the Trustee: __________________________________________________

         Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

         _______________________________________________________________________

         _______________________________________________________________________

         All sums payable under the Director Fee Continuation Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


         _______________________________              __________________________
         Executive                                    Date

                              DEFERRAL DECLARATION


         I. DISTRIBUTION ELECTION

         Pursuant to the Provisions of my Director Fee Continuation Plan Agreement with Gloucester County Federal Savings Bank, I hereby elect to have any distribution of the balance in my Director Fee Continuation Plan Account paid to me in installments as designated below:


         ______  Lump sum.


         ______ Ten (10) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.




        Date: ______________________ Director: _________________________________